FAIR VALUE MEASUREMENTS - (Level 3 reconciliation) (Detail) - CMBS $ in Thousands	6 Months Ended
Jun. 30, 2020 USD ($)
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning Balance, January 1, 2020	$ 0
Total gains and losses:
Unrealized gain included in other comprehensive income, net	0
Purchases and payments received:
Purchases	1,394
Premiums (discounts), net	345
Principal payments received	(3)
Ending Balance, June 30, 2020	$ 1,736